UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported)

April 29, 2009

FRESH DEL MONTE PRODUCE INC.

(Exact Name of Registrant as Specified in Charter)

The Cayman Islands	Commission file number	N/A
(State or Other Jurisdiction of Incorporation)	1-14706	(I.R.S Employer Identification No.)

c/o Walkers Corporate Services Limited

Walker House, 87 Mary Street

George Town, Grand Cayman, KY1-9002

Cayman Islands

(Address of Registrant’s Principal Executive Office)

(305) 520-8400

(Registrant’s telephone number including area code)

Please send copies of notices and communications from the Securities and Exchange Commission to:

c/o Del Monte Fresh Produce Company

241 Sevilla Avenue

Coral Gables, Florida 33134

(Address of Registrant’s U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 29, 2009, Mr. Maher Abu-Ghazaleh notified the Board of Directors of Fresh Del Monte Produce Inc. (the “Company”) of his resignation from the Board effective at the close of business on April 30, 2009. After 12 years of service, Mr. Abu-Ghazaleh has stepped down from the Company’s Board to focus on business commitments overseas.

(d) On April 29, 2009, the Company’s Board of Directors appointed Madeleine L. Champion to serve as an independent director to fill the vacancy on the Board caused by Mr. Abu-Ghazaleh. Ms. Champion has also been appointed to serve as a member of the Board’s Compensation and Governance Committees.

Ms. Champion is an international management and trade consultant for financial and non-financial institutions. She was previously Managing Director/Senior Vice President, International Banking at JPMorgan Chase & Co. from 2004 to 2008. Prior to that, Ms. Champion served as Managing Director and Head of Emerging Markets/International Financial Institutions (IFI) at Banc One Capital Markets, Inc. from 2001 to 2004. From 1997 to 2001, she held various other management positions at Bank One, N.A. Beginning in 1982 as head of the Latin America Division at Fidelity Bank in Philadelphia, she established and managed the Global Fruit Trade Finance Division. In 2005, Ms. Champion became the first woman to be elected President of the Bankers Association for Finance and Trade (BAFT), an affiliate of the American Bankers Association. Ms. Champion has previously served on a number of boards, including the board of the Port of Philadelphia and Camden. She also sat on the International Trade Committee of the United Fruit and Vegetable Association. Ms. Champion received a B.A. from the London School of Economics and Political Science, an M.A. in Latin American Studies from University College, London University and an MBA from the Wharton School of Business, University of Pennsylvania.

A copy of the press release announcing these changes to the Company’s Board of Directors is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

99.1	Fresh Del Monte Produce Appoints Madeleine L. Champion to Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fresh Del Monte Produce Inc.

Date: May 1, 2009	By:	/s/ Hani El-Naffy
Hani El-Naffy
President & Chief Operating Officer

Exhibit Index

Exhibit No.	Description
99.1	Fresh Del Monte Produce Appoints Madeleine L. Champion to Board of Directors.